                                                                  Exhibit 10.26



                                   AMENDMENT
                                       TO
                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                      SIERRA PACIFIC PENSION INVESTORS '84



Section 11.2 of the Partnership Agreement is amended to read as follows:

         "11.2    Sales and Leases to the General Partners. The Partnership
         shall not sell or lease property to the General Partners or their Affiliates; provided that the foregoing shall not apply to the proposed merger, sale or other transfer of properties in connection with the consolidation as described in the Proxy/Consent Solicitation Statement of the Partnership dated [ ]."